 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2019

Natur International Corp.

(Exact name of registrant as specified in its charter)

Wyoming	000-54917	45-5547692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Jachthavenweg 124 1081 KJ Amsterdam The Netherlands
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +31 20 578 7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on exchange on which registered
None	-	-

Item 1.01 - Entry into Material Agreement

Regulation S Offerings

The Company has obtained subscriptions from several investors located outside the United States in a limited offering to purchase shares of its to be created Series D Preferred Stock (‘Series D Stock”), Series E Preferred Stock (“Series E Stock”), and Series G Preferred Stock (“Series G Stock”, together the Series D Stock, Series E Stock and Series G Stock are referred to as the “Preferred Stock”), warrants (“Warrants”) and a promissory note (“Note”). The aggregate subscription amount for all the securities being sold by the Company is approximately $7,200,000. The sale of the Preferred Stock is subject to the creation of the three series by amendment to the Certificate of Incorporation and completion of the payment of the full purchase price from each of the investors. It is also subject to the satisfaction of the terms of the Series A Preferred Stock issued in November 2018. The Company has received part payment of the subscription amounts, to be held until the closing requirements are fully met. The terms of the Warrants Note are being finalized.

The three classes of Preferred Stock have no voting rights, except as provided by law. The liquidation preference of each class will be based on the purchase price of the shares of that particular class, and will be subordinate to prior issued, outstanding series of preferred stock and in preference to subsequent issued series of preferred stock. Each of the three series of Preferred Stock will be convertible into shares of common stock at the option of the holder until December 31, 2021, and if not then converted will automatically convert into common stock on December 31, 2021. The conversion rate is subject to typical anti-dilution rights for stock splits and reorganizations.

In addition to the sale of the preferred stock, each of the agreements provides for the sale of Warrants to purchase common stock. These warrants may be exercised only after the Company has raised at least $1,000,000 in gross proceeds from a private placement or registered offering, the Company completes an acquisition or three years after the issuance, until the fourth anniversary of its issuance. The exercise price will be equivalent to the per share of common stock purchase price of the related series of Preferred Stock. The warrants do not have cashless exercise rights. The number of shares and exercise price will adjust under typical anti-dilution protection provisions.

None of the shares of common stock issuable on conversion of the Preferred Stock or issuable on exercise of the Warrants or conversion of the Note have registration rights.

Item 3.02 - Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 is incorporated herein by reference to the extent required.

The offer and sale of the securities described in Item 1.01, including the shares of common stock underlying those securities (collectively, the “Reg S Securities”), have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Reg S Securities were offered and sold in reliance upon the exclusion from registration pursuant to the Securities Act afforded by Regulation S in an offering conducted outside the United States. The Securities may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws.

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensation Arrangements of Certain Officers

On June 24, 2019, the board of directors of Natur International Corp. (“Company”) made the following changes to the directors and officers of the Company.

Ms. Nina Storms, a co-founder and current board member of the Company was appointed to assume the position of interim-CEO. Ms. Storms is a well-known entrepreneur having led technology and telecommunication companies in Europe and has served as Advisory Board Member of Natur Holding B.V. from January 2014 to January 2019. In 1994 Mrs. Storms founded World Online, which became one of the largest Pan-European Internet telecommunication companies. By 2000 World Online was listed on the stock exchange with an enterprise value greater than EUR 12 billion. Afterwards, she invested in numerous Media and Internet companies. Mrs. Storms, who holds a PhD, is a published author on the subject of creative accounting / fraudulent reporting co-written with published Profs. Rob Kamerling and Henk Langendijk. Mrs. Storms has been appointed as a director of the Company for her role as a co-founder of Natur Holding B.V. and her knowledge of its operations and expansion in Europe and the UK. She is the primary strategist and innovator of the Company.

Mr. Ruud Huisman, a current board member, was appointed CFO of the Company. Mr. Huisman is the strategic advisor of Arbor Media, a Dutch based leading supplier of audio and video conferencing and archiving solutions and a strategic consultant for risk management. From May 2015 to September 2018, Mr. Huisman was the Global Transition Lead at FEDEX/TNT, responsible for the transition of 14 finance and non-finance processes from 53 countries to a BPO provider. From 2011 to March 2015, Mr. Huisman was the Finance Director of the BA Decorative Paints of AkzoNobel, where he was responsible for the development and successful implementation of a turn-around program of the European business. Mr. Huisman has been appointed as a director of the Company for his financial experience within the corporate context as a chief financial officer and for his familiarity with corporate governance structures and requirements. Additionally, he has experience in emerging entrepreneurships and in turn-around situations.

It is expected that Ms. Storms and Mr. Huisman will be compensated through their personal service companies for their officer obligations in addition to any compensation provided as directors.

Mr. Robert Paladino has been appointed Chief Commercial Officer, in which position he will focus on the global commercial development initiatives of the expansion of the Company and promotion of its products.

Ms. Ellen Berkers, resigned as the CFO, to focus on her family after having devoted a substantial amount of time in restructuring the Company with its November 2018 merger and restructuring of the subsidiary companies in the Netherlands during the first half of 2019. Ms. Berkers will continue as an adviser to the Company.

Mr. Robert Paladino, Ms. Ellen Berkers and Mr. Christopher Spencer have resigned as board members.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Natur International Corp.

Date: July 1, 2019	By:	/s/ Ruud Huisman
	Name:	Ruud Huisman
	Title:	Chief Financial Officer

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